UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Annual Report

March 31, 2021

AASGARD SMALL & MID-CAP FUND

March 31, 2021

Dear Fellow Shareholders,

The Aasgard Small & Mid-Cap Fund’s (“AADGX” or the “Fund”) strategy ended the quarter up 11.20%, trailing the return of our benchmark the S&P MidCap® 400 Index (the “Index”) at 13.47%.  Over the past fiscal year, the Fund has underperformed the Index, up 61.23% vs. 83.46% for the Index.  Since inception on April 1, 2016 the strategy is now underperforming, up an annualized 12.23%, vs. 14.28% for the index.  The past year has been a very challenging economic and market environment to navigate.  A market panic, recession, massive stimulus, followed by a technology stock rally, and more recently a massive stock price-to-earnings multiple expansion as retail investors flooded into the market.  Our strategy is broadly diversified across industries, owns companies that exhibit stable earnings growth, strong balance sheets, and consistently rising dividend payments relative, to their peers.  The strategy has shown positive returns since inception and downside protection in major sell-offs.  Despite the recent underperformance the Fund’s investment strategy continues to perform to expectations.

Market & Economic Review

March 31, 2020 nearly coincides with the market lows of 2020.  The U.S. Federal Government initiated multiple programs to offset the economic impact of the pandemic-related physical distancing orders.  These orders shut down schools, restaurants and bars, and many other business activities considered non-essential.  Quickly, the Federal government was able to pass stimulus in the form of the CARES act, which includes the Paycheck Protection Program, direct stimulus, and expanded unemployment benefits.  The Federal Reserve also directly intervened in the capital markets, setting the Federal Funds rate to 0%, and enacting Quantitative Easing, buying mortgage backed securities, Treasury bonds, municipal bonds, and even corporate credit.  These programs turned out to be very effective in protecting the capital markets from what could have been a protracted bear market induced by the severe recession.

Between April and November the stock market rally was primarily driven by technology stocks, particularly software companies.  The pandemic had many employees working from home, so logically the products of these software companies were being used more intensely.  Further, as no one could predict how long the pandemic would last, many speculated that tech companies would be relatively protected versus other service businesses.  In November the news from phase three trials of vaccine candidates were released, reporting strong protection against the SARS-COV2 virus.  Several vaccines would be available, and their effectiveness appeared strong in the trials.  The news of the vaccines meant that the economy would likely go back to normal in the second half of 2021.  This news caused the stock market to rally further, primarily being driven by the rise of stock prices for companies that were most impacted by the recession.

One final layer added to the stock rally, the return of the retail investor.  Investors, flush with stimulus cash, flowed into the stock market looking for good

AASGARD SMALL & MID-CAP FUND

opportunities.  Many areas of the market surged in valuation:  heavily shorted stocks, cannabis companies, blockchain companies, battery tech, electric car manufacturers, etc.  Valuations rose to levels we have not seen since the late 1990s, leading to speculation that the market is now in an unsustainable bubble.  Some of the greatest appreciation occurred in the stocks of companies with no earnings, either because they are new in their life cycle or because the recession impacted the businesses.  Companies that remained profitable throughout the period but were not necessarily technology companies did not see much appreciation in their stock prices.  As of March 31, 2021, the major stock market indices are at or very near all-time highs.

Summary of Investment Activity

We made a significant rebalance of holdings in late April of 2020.  Many portfolio names had lost significant value during the sell-off.  Our goal was to harvest tax losses and reposition the portfolio for the expected recession.  We added some names like Best Buy, Clorox, and Domino’s Pizza, that we believed would be better insulated from the stay-at-home orders imposed in most states.  Many fantastic companies that had, prior to the recession, large market capitalizations faced significant price declines, allowing us to pick them up at small and mid-cap capitalizations.  In total, 15 companies were replaced.  The companies sold were:

Leggett & Platt	Glacier Bancorp	Alaska Airlines
Pulte Homes	UMB Financial	Carlisle
Hasbro	United Bankshares	Oshkosh
Polaris	Fidelity National Financial	Reliance Steel & Aluminum
J&J Snack Food	First American	OGE Energy Corp.

Companies purchased were:

Domino’s Pizza	Key Corp.	Watsco
Best Buy	Regions Financial	Granger
DR Horton	Synchrony Financial	Scotts Co.
Pool Corp.	Cincinnati Financial	Alliant Energy
Clorox	RLI Corp.
Williams Co.	Southwest Airlines

No significant portfolio changes occurred in May or June.

In July we sold four positions and purchased four replacements.  The banking and insurance industries have declined dramatically with the recession and repression of interest rates by the Federal Reserve.  We sold Cincinnati Financial, KeyCorp, Reinsurance Group of America, and Synchrony Financial, realizing taxable losses on each.  They were replaced by Arthur J. Gallagher, Brown & Brown, CoreSite Realty Corp., and Nasdaq, Inc.  We reduced our overall Financial sector exposure by purchasing CoreSite, a data center REIT.  This trade rebalances the fund sector exposure to be closer to the sector weights of the index post the market crash.  Within the financial sector our positioning shifted from insurance companies and banks to insurance brokers and capital markets.  We believe this shift will be advantageous during this time of suppressed interest rates.

AASGARD SMALL & MID-CAP FUND

We made no portfolio changes in August or September.

In October we made some changes to realign the sector weights of the portfolio as these weights have changed dramatically in 2020.  We sold WP Carey and Camden Property Trust to reduce our REIT exposure, particularly exposure to residential apartment and commercial office.  These holdings were replaced by Thor Industries and J.B. Hunt, which shored up our consumer discretionary and industrial exposure.  Cohen & Steers was sold to harvest taxable losses, replaced by Maximus, a government contractor in the health and human services sector.  Lastly Xilinx was sold as it is to be acquired by AMD. Xilinx was replaced by Monolithic Power.

We made no portfolio changes in November or December.

In January we conducted a significant rebalance of holdings.  Many positions had become very large in market cap terms relative to the Fund’s guidelines.  Further, many positions had elevated valuations that were very expensive relative to their own historical valuations.  The massive acceleration in many segments of the market had driven some portfolio companies to become either too large or too expensive to justifiably hold any longer.  One portfolio company FLIR was acquired during the quarter.  Companies sold:

Flir Systems	Factset	Extra Space Storage
Amphenol	Maxim	Medical Properties Trust
CDW	Microship Technology, Inc.	Cabot Oil & Gas Corp.
Atmos Energy	Resmed

These companies were replaced by:

MSC Industrial	ZIions Bancorp	Stag Industrial
SAIC	Chemed Corp.	Oneok
MKS Instruments	Cardinal Health
Bank of the Ozarks	CubeSmart

Market Outlook:

As vaccinations have rolled out, we are seeing more segments of the U.S. economy open up and recover.  Life is slowly returning to normal:  schools reopening for students, restaurants, theaters, gyms, and other social environments are opening back up for customers, workers returning to the office.  We believe that the combination of monetary and fiscal stimulus, coupled with the reopening of the social venues will foster very robust economic growth in 2021.  Already, demand for single family homes and automobiles is strong.  These big-ticket items are typically only in demand when consumer confidence is also high, one needs to be confident in their job security to make such a purchase.  We see behavior changing, after being locked down for the better part of a year consumption habits are likely to intensify as people catch up on lost time.  New modes of conducting business remotely will likely lead to productivity enhancements even as offices reopen.  We have seen evidence that remote work is transforming communities across the country.  Many tech companies are geographically diversifying, opening offices outside of Silicon Valley in places such as Boise Idaho, Raleigh Durham North

AASGARD SMALL & MID-CAP FUND

Carolina, and Austin Texas.  Our expectation is that this explosion of economic activity will last through 2021 and well into 2022.

While economic activity is rapidly expanding, we are concerned by recent behavior of some investors.  The makeup of stock market returns has been wholly unique relative to past recessions.  For most of the past year the best defense has ironically been to hold the most speculative stocks, companies with little or no revenue, cash flow, or earnings.  Investors do not seem to be preferencing fundamental data, rather it appears they are chasing narratives.  Narratives of potential growth and/or radical change.  A generation that witnessed the miracle of Amazon are now applying the same logic and valuations to a host of new companies and ideas.  A company that can continuously issue new stock and burn other people’s money to chase market share is the new normal growth strategy.

According to the Wall Street Journal 10 million new brokerage accounts were opened in 2020.  One could wager that of those 10 million new brokerage accounts only a tiny fraction is performing any sort of discount cash flow or fundamental analysis.  This potential bubble has many categories:  cryptocurrency, electrification of the auto fleet, software as service, semiconductors, online shopping, the Cloud, SPACs, IPOs.

As investment managers we should acknowledge that we are now likely trading in an unsustainable bubble.  By acknowledging this difficult truth, we can evaluate our own positioning and apply lessons from past bubble periods.  We believe that rising interest rates will eventually end this market behavior, as it did the last two bubbles.  Until rates rise substantially investors will continue to favor the most speculative stocks, often utilizing margin or other leverage.  Their returns will look fantastic in the short run.  Unfortunately, market valuations do not grow indefinitely, they go through multi-year cycles.  Trending high for years before trending down for years.  The market can go in and out of fashion for retail investors.

When interest rates rise the cost of capital also rises for all actors, companies and investors alike.  When capital is scarce a company will have to be reliant on internally generated cash flows to survive.  Companies will need things such as customers, revenues, and profits.  At this time we believe that interest rates will rise steadily throughout the year as economic activity accelerates.  The Federal Reserve is likely to keep cash rates low until 2023 as they work to achieve their goal of full employment.  Sometime later this year we expect the narrative focus from the Fed to change to one of discussing raising rates.  The market will likely begin adjusting to this change in that time frame.  We will adjust our exposures accordingly.

We are adamant about not changing the Fund’s strategy despite acknowledging the portfolio is unlikely to keep up during a bubble phase of a market cycle.  The kinds of investments that will “win” in this environment are different from the ones the Fund owns.  This is a very tough spot to be in, but we do believe prudence and discipline will eventually win out.  We believe that strategies have seasons, they come in and out of favor.  These strategies are tools built for a particular outcome and we will not change them to suit what we believe is a temporary market phenomenon.  It will take time and likely higher interest rates either from the

AASGARD SMALL & MID-CAP FUND

market or the Fed to end this bubble.  For now, we will continue to manage the Fund as we always have, blending attributes that emphasize dividend stability, dividend growth, low valuation, balance sheet quality, free-cash-flow, and price momentum.  This may mean continued underperformance while the market rewards narrative and style over substance.  We continue to believe that the strategy is best suited for clients seeking price stability and dividend income.

Sincerely,

James Walsh, CFA
Portfolio Manager

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  Please see the schedule of investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Wealth Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Market cap—or market capitalization—refers to the total value of all a company’s shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

The price-to-earnings ratio (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings (EPS).

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies.  The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

You cannot directly invest in an index.

Earnings growth is not a measure of the Fund’s future performance.

Mutual Fund investing involves risk, loss of principal is possible.  Losing all or a portion of your investment is a risk of investing in the Fund.  Investments in small- and mid-cap companies involve additional risk such as limited liquidity and greater volatility than larger companies.  Investments in real estate investment trusts (“REITs”) will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.

Diversification does not assure a profit nor protect against loss in a declining market.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

AASGARD SMALL & MID-CAP FUND

FUND PERFORMANCE CHART at March 31, 2021

Comparison of the change in value of a hypothetical $10,000 investment in the
Aasgard Small & Mid-Cap Fund vs. S&P MidCap 400® Index.

	One	Three	Since
Average Annual Total Return:	Year	Year	Inception[1]
Aasgard Small & Mid-Cap Fund	61.23%	10.00%	12.23%
S&P MidCap 400® Index	83.46%	13.40%	14.28%

¹	The Fund commenced operations on April 1, 2016.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476-1909.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

AASGARD SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2021 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Aasgard Small & Mid-Cap Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/20 – 3/31/21).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

AASGARD SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2021 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/20	3/31/21	10/1/20 – 3/31/21
Actual	$1,000.00	$1,245.40	$5.60
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

AASGARD SMALL & MID-CAP FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at March 31, 2021 (Unaudited)

Percentages represent market value as a percentage of total investments.

AASGARD SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2021

Shares	COMMON STOCKS – 91.70%	Value

	Administrative and Support Services – 4.12%
10,045	Broadridge Financial Solutions, Inc.	$1,537,889
6,350	Scotts Miracle-Gro Co.	1,555,560
		3,093,449
	Ambulatory Health Care Services – 2.06%
12,055	Quest Diagnostics, Inc.	1,547,139

	Chemical Manufacturing – 3.56%
5,900	Clorox Co.	1,137,992
16,725	RPM International, Inc.	1,536,191
		2,674,183
	Computer and Electronic
	Product Manufacturing – 8.34%
13,620	Agilent Technologies, Inc.	1,731,647
7,270	MKS Instruments, Inc.	1,348,004
3,320	Monolithic Power Systems, Inc.	1,172,657
16,565	Teradyne, Inc.	2,015,629
		6,267,937
	Construction of Buildings – 2.29%
19,300	D.R. Horton, Inc.	1,720,016

	Credit Intermediation and Related Activities – 12.57%
37,085	Bank OZK	1,514,922
19,926	Commerce Bancshares, Inc.	1,526,531
89,560	Regions Financial Corp.	1,850,310
34,080	Synovus Financial Corp.	1,559,160
43,090	Washington Federal, Inc.	1,327,172
30,365	Zions Bancorp	1,668,860
		9,446,955
	Electronics and Appliance Stores – 1.60%
10,500	Best Buy Co., Inc.	1,205,505

	Food Manufacturing – 1.91%
28,625	Campbell Soup Co.	1,438,979

	Funds, Trusts, and Other Financial Vehicles – 2.33%
13,280	Garmin Ltd. – ADR	1,750,968

	Furniture and Home Furnishings Stores – 3.64%
15,260	Williams-Sonoma, Inc.	2,734,592

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2021, Continued

Shares	COMMON STOCKS – 91.70%, Continued	Value

	Insurance Carriers and Related Activities – 5.75%
11,320	Arthur J. Gallagher & Co.	$1,412,396
30,050	Brown & Brown, Inc.	1,373,586
13,735	RLI Corp.	1,532,414
		4,318,396
	Machinery Manufacturing – 4.01%
21,660	Graco, Inc.	1,551,289
6,980	IDEX Corp.	1,461,054
		3,012,343
	Merchant Wholesalers, Durable Goods – 5.48%
15,660	MSC Industrial Direct Co., Inc. – Class A	1,412,375
3,900	Pool Corp.	1,346,436
5,230	Watsco, Inc.	1,363,723
		4,122,534
	Merchant Wholesalers, Nondurable Goods – 2.38%
23,670	Cardinal Health, Inc.	1,437,953
9,080	Core-Mark Holding Co., Inc.	351,305
		1,789,258
	Miscellaneous Manufacturing – 3.88%
13,330	Hill-Rom Holdings, Inc.	1,472,698
7,575	STERIS plc – ADR	1,442,886
		2,915,584
	Miscellaneous Store Retailers – 2.23%
9,445	Tractor Supply Co.	1,672,521

	Pipeline Transportation – 1.92%
60,850	Williams Cos., Inc.	1,441,537

	Professional, Scientific, and Technical Services – 5.52%
15,185	Booz Allen Hamilton Holding Corp.	1,222,848
18,260	MAXIMUS, Inc.	1,625,870
15,595	Science Applications International Corp.	1,303,586
		4,152,304
	Rail Transportation – 2.51%
7,145	Kansas City Southern	1,885,708

	Rental and Leasing Services – 1.97%
18,390	McGrath RentCorp	1,483,153

	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities – 1.77%
9,030	Nasdaq, Inc.	1,331,564

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2021, Continued

Shares	COMMON STOCKS – 91.70%, Continued	Value

	Support Activities for Transportation – 3.99%
14,965	Expeditors International of Washington, Inc.	$1,611,581
8,235	J.B. Hunt Transport Services, Inc.	1,384,056
		2,995,637
	Transportation Equipment Manufacturing – 3.88%
10,495	Polaris, Inc.	1,401,083
11,265	Thor Industries, Inc.	1,517,846
		2,918,929
	Utilities – 3.99%
28,060	Alliant Energy Corp.	1,519,730
29,275	ONEOK, Inc.	1,483,071
		3,002,801
	TOTAL COMMON STOCKS (Cost $49,484,340)	68,921,992

	REITS – 7.35%
10,380	CoreSite Realty Corp.	1,244,043
38,370	CubeSmart	1,451,537
33,520	Duke Realty Corp.	1,405,493
42,455	STAG Industrial, Inc.	1,426,913
	TOTAL REITS (Cost $5,093,608)	5,527,986

	MONEY MARKET FUND – 0.77%
578,175	Fidelity Investments Money Market Funds –
	Government Portfolio – Class I, 0.01% (a)	578,175
	TOTAL MONEY MARKET FUND (Cost $578,175)	578,175
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $55,156,123) – 99.82%	75,028,153
	Other Assets in Excess of Liabilities – 0.18%	137,191
	NET ASSETS – 100.00%	$75,165,344

ADR – American Depository Receipt
REIT – Real Estate Investment Trust
(a)	Rate shown is the 7-day annualized yield as of March 31, 2021.

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2021

ASSETS
Investments in securities, at value
(identified cost $55,156,123)	$75,028,153
Receivables:
Fund shares sold	122,500
Dividends and interest	91,175
Dividend tax reclaim	341
Prepaid expenses	15,650
Total assets	75,257,819

LIABILITIES
Payables:
Advisory fees	42,709
Administration and fund accounting fees	14,699
Audit fees	21,000
Transfer agent fees and expenses	4,749
Shareholder reporting	4,744
Chief Compliance Officer fee	2,500
Legal fees	778
Custody fees	737
Accrued other expenses	559
Total liabilities	92,475

NET ASSETS	$75,165,344

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$75,165,344
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	4,729,583
Net asset value, offering and redemption price per share	$15.89

COMPOSITION OF NET ASSETS
Paid-in capital	$54,682,941
Total distributable earnings	20,482,403
Net assets	$75,165,344

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2021

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,651)	$1,095,779
Interest	235
Total income	1,096,014
Expenses
Advisory fees (Note 4)	504,804
Administration and fund accounting fees (Note 4)	88,795
Transfer agent fees and expenses (Note 4)	28,367
Registration fees	24,940
Audit fees	21,000
Chief Compliance Officer fee (Note 4)	15,220
Trustee fees and expenses	13,636
Reports to shareholders	8,744
Legal fees	8,210
Custody fees (Note 4)	6,169
Miscellaneous expenses	4,108
Insurance expense	2,492
Total expenses	726,485
Less: advisory fee waiver (Note 4)	(132,598)
Net expenses	593,887
Net investment income	502,127

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	587,328
Net change in unrealized appreciation/(depreciation)
on investments	26,119,084
Net realized and unrealized gain on investments	26,706,412
Net Increase in Net Assets
Resulting from Operations	$27,208,539

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$502,127	$553,309
Net realized gain on investments	587,328	946,321
Net change in unrealized appreciation/
(depreciation) on investments	26,119,084	(13,134,999)
Net increase/(decrease) in net assets
resulting from operations	27,208,539	(11,635,369)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(804,251)	(611,296)
Total distributions to shareholders	(804,251)	(611,296)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,057,007	905,035
Total increase/(decrease)
in net assets	31,461,295	(11,341,630)

NET ASSETS
Beginning of year	43,704,049	55,045,679
End of year	$75,165,344	$43,704,049

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2021		March 31, 2020
Shares sold	787,261	$10,675,703	533,680	$6,719,430
Shares issued
on reinvestments
of distributions	60,839	804,251	51,153	611,296
Shares redeemed	(493,006)	(6,422,947)	(503,731)	(6,425,691)
Net increase	355,094	$5,057,007	81,102	$905,035

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended March 31,
	2021	2020	2019	2018	2017*
Net asset value,
beginning of year	$9.99	$12.82	$12.66	$11.67	$10.00

Income from investment operations:
Net investment income	0.11	0.13	0.12	0.14	0.20
Net realized and unrealized
gain/(loss) on investments	5.97	(2.82)	0.44	1.32	1.66
Total from investment operations	6.08	(2.69)	0.56	1.46	1.86

Less distributions:
From net investment income	(0.11)	(0.13)	(0.12)	(0.14)	(0.19)
From net realized
gain on investments	(0.07)	(0.01)	(0.28)	(0.33)	—
Total distributions	(0.18)	(0.14)	(0.40)	(0.47)	(0.19)
Net asset value, end of year	$15.89	$9.99	$12.82	$12.66	$11.67

Total return	61.23%	-21.14%	4.69%	12.54%	18.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$75,165	$43,704	$55,046	$37,384	$29,354

Ratio of expenses to average net assets:
Before advisory fee waiver
and expense recoupment	1.23%	1.24%	1.24%	1.42%	1.54%
After advisory fee waiver
and expense recoupment	1.00%	1.08%	1.25%	1.25%	1.25%

Ratio of net investment income
to average net assets:
Before advisory fee waiver
and expense recoupment	0.62%	0.83%	0.95%	0.93%	1.67%
After advisory fee waiver
and expense recoupment	0.85%	0.99%	0.94%	1.10%	1.96%
Portfolio turnover rate	70.47%	46.85%	63.38%	53.19%	41.73%

*	Commencement of operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021

NOTE 1 – ORGANIZATION

The Aasgard Small & Mid-Cap Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility. The Fund commenced operations on April 1, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2021, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and closed-end funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2021:

Common Stocks	Level 1	Level 2	Level 3	Total
Administrative Support,
Waste Management	$3,093,449	$—	$—	$3,093,449
Construction	1,720,016	—	—	1,720,016
Finance and Insurance	16,847,883	—	—	16,847,883
Health Care and Social Assistance	1,547,139	—	—	1,547,139
Manufacturing	19,227,955	—	—	19,227,955
Professional, Scientific,
and Technical Services	4,152,304	—	—	4,152,304
Real Estate and Rental and Leasing	1,483,153	—	—	1,483,153
Retail Trade	5,612,618	—	—	5,612,618
Transportation and Warehousing	6,322,882	—	—	6,322,882
Utilities	3,002,801	—	—	3,002,801
Wholesale Trade	5,911,792	—	—	5,911,792
Total Common Stocks	68,921,992	—	—	68,921,992
REITs	5,527,986	—	—	5,527,986
Money Market Fund	578,175	—	—	578,175
Total Investments in Securities	$75,028,153	$—	$—	$75,028,153

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the year ended March 31, 2021, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure that the total annual operating expenses (excluding acquired fund fees and expenses, interest expense, taxes and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets. The Advisor may request recoupment of previously waived fees and paid expenses in any

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended March 31, 2021, the Advisor reduced its fees and absorbed Fund expenses in the amount of $132,598. The expense limitation will remain in effect through at least July 29, 2021 and may be terminated only by the Trust’s Board of Trustees. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Expiration	Amount
March 2023	$ 94,222
March 2024	132,598
$226,820
Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2021, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2021, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $45,510,627 and $41,110,741, respectively.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $3,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended March 31, 2021, the Fund did not draw on its line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the years ended March 31, 2021 and March 31, 2020, were characterized as follows:

	March 31, 2021	March 31, 2020
Ordinary income	$479,038	$562,582
Long-term capital gains	$325,213	$ 48,714

As of March 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$55,156,123
Gross tax unrealized appreciation	20,259,306
Gross tax unrealized depreciation	(387,276)
Net tax unrealized appreciation (a)	19,872,030
Undistributed ordinary income	23,089
Undistributed long-term capital gain	587,284
Total distributable earnings	610,373
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$20,482,403

(a) The book-basis and tax-basis net unrealized appreciation and cost are the same.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Equity Securities Risk – The price of equity securities may rise or fall because of economic or political changes, or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•	Growth Stock Risk – Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

AASGARD SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2021, Continued

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund may decrease.

•
Real Estate Investment Trust (REIT) Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, National Financial Services LLC and Charles Schwab & Co., Inc., for the benefit of their customers, owned 48.23% and 37.58%, respectively, of the outstanding shares of the Fund.

AASGARD SMALL & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Aasgard Small & Mid-Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Aasgard Small & Mid-Cap Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 27, 2021

AASGARD SMALL & MID-CAP FUND

NOTICE TO SHAREHOLDERS at March 31, 2021 (Unaudited)

For the year ended March 31, 2021, the Fund designated $479,038 as ordinary income and $325,213 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Tax Cut and Jobs Act of 2017. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2021 was 100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2021 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling (877) 476-1909.

AASGARD SMALL & MID-CAP FUND

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

AASGARD SMALL & MID-CAP FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

AASGARD SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served*	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 74)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for series
Milwaukee, WI 53202		March	(collegiate housing		not affiliated
		2014.	management)		with the Fund).
(2012 to July 2019);
Trustee and Chair
(2000 to 2012),
New Covenant
Mutual Funds
(1999 to 2012);
Director and Board
Member, Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head	1	Trustee,
(age 60)		term;	of Business		Advisors Series
615 E. Michigan Street		since	Development		Trust (for series
Milwaukee, WI 53202		March	Ballast Equity		not affiliated
		2017.	Management, LLC		with the Fund).
(a privately-held
investment advisory
firm) (February 2019
to present);
Managing Director
and Vice President,
Jensen Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

AASGARD SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served*	Five Years	Trustee(2)	Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73)		term;	Manager, President,		Advisors Series
615 E. Michigan Street		since	CEO, U.S. Bancorp		Trust (for series
Milwaukee, WI 53202		September	Fund Services, LLC		not affiliated
		2008.	and its predecessors		with the Fund).
(May 1991 to
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	1	Trustee,
(age 62)	of the	term;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street	Board	since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2020.			with the Fund);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present.

AASGARD SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	December	(February 1996 to present).
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 59)	President,	term; since	U.S. Bank Global Fund Services (October 1998
615 E. Michigan Street	Treasurer	December	to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 49)	Treasurer	term; since	U.S. Bank Global Fund Services (June 2005
615 E. Michigan Street		September	to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 38)	Treasurer	term; since	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 63)	President,	term; since	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

AASGARD SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 52)	President	term; since	Services (July 2007 to present).
2020 East Financial Way,	and	September
Suite 100	Secretary	2019.
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2021, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-476-1909.

AASGARD SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Coldstream Capital Management, Inc. (the “Advisor”) on behalf of the Aasgard Small & Mid-Cap Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2020, on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and an appropriate

AASGARD SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

securities market benchmark.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed its peer group median for the one-year period and outperformed for the three-year period ended June 30, 2020. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index for the one- and three-year periods ended June 30, 2020.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the Fund, noting that the Fund underperformed the similarly managed account composite for the one- and three-year periods ended June 30, 2020.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.00% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group.  The Board further noted that the total expense ratio and the contractual advisory fee were also above the peer group median and average when the peer group was adjusted to include only funds

AASGARD SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  The Board found that the fees charged to the Fund were lower than, equal to, or higher than the fees charged by the Advisor to its similarly managed account clients depending on the asset level.  The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board took into account that the Fund was not being broadly distributed at this time and that the only shareholders were advisory clients of the Advisor and friends and family of the Advisor.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund.  The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive at this time, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

AASGARD SMALL & MID-CAP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, Washington 98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street  Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 3/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  6/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  6/4/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date 6/4/2021

* Print the name and title of each signing officer under his or her signature.